EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Abington Bancorp, Inc. for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned James P. McDonough, President and Chief Executive Officer and James K. Hunt, Chief Financial Officer and Treasurer of Abington Bancorp, Inc., certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James P. McDonough	/s/ James K. Hunt
James P. McDonough President and Chief Executive Officer	James K. Hunt Chief Financial Officer and Treasurer

Date: November 14, 2003

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.